Exhibit 10.2

NG-II – Execution Form

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of April 21, 2021 between Northern Genesis Acquisition Corp. II, a Delaware corporation (the “Company”), [_______________________], a [________________] (“Counterparty”), and each affiliate of Counterparty that executes and delivers from time to time a Purchaser Joinder hereto (as defined herein).

WHEREAS, the Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company recently completed an initial public offering (“IPO”) of the Company’s units (the “Public Units”) at a price of $10.00 per Public Unit, each comprised of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock,” and the shares of Common Stock included in the Public Units, the “Public Shares”), and one-third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share (the “Warrants,” and the Warrants included in the Public Units, the “Public Warrants”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company commenced a process to identify and consummate a Business Combination, and the Company may seek to raise funds through an issuance and private placement of equity securities of the Company to be issued in connection with the consummation of such Business Combination; and

WHEREAS, the parties wish to enter into this Agreement, pursuant to which, to the extent that the Company seeks to issue and sell equity securities through a PIPE Transaction (as defined herein) in connection with the Company’s initial Business Combination, (a) the Company shall first irrevocably offer to issue and sell to Counterparty (or any affiliates thereof designated by Counterparty), on a private placement basis pursuant to this Agreement, Forward Purchase Securities (as defined herein) in an aggregate dollar amount specified herein, and (b) Counterparty (and/or any affiliates thereof designated by Counterparty) may elect (each such entity making such election, a “Purchaser”) to purchase all or a portion of such Forward Purchase Securities by confirming its purchase commitment in the manner provided herein (and, in the case of any such designated affiliate, executing and delivering a Purchaser Joinder, as defined herein), in each case on the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Commitment.

1.1. Priority. The Company hereby agrees that, as a condition to and as part of any issuance and sale of any equity securities of the Company pursuant to a PIPE Transaction in connection with its initial Business Combination, the Company shall irrevocably offer to issue and sell to Counterparty (and/or one or more affiliates thereof designated by Counterparty), on a private placement basis pursuant to this Agreement, Forward Purchase Securities (as defined herein) in an aggregate dollar amount (the “Counterparty FPA Offering Amount”) equal to $[●], reduced in the same proportion, if any, by which the aggregate dollar amount of such PIPE Transaction is less than $75,000,000. As used herein:

1.1.1. “PIPE Transaction” means a private placement of equity securities (including, without limitation, pursuant to this Agreement and, as applicable, any other Forward Purchase Agreement) in connection with and by a party to the Company’s initial Business Combination, to institutional accredited investors solely in their capacity as such, and not due to the unique status of an investor (or any affiliate thereof) in relation to the Business Combination or in relation to a party thereto other than the Company, such status including but not limited to (a) an existing ownership interest in any party to the Business Combination other than the Company, (b) an intended cornerstone interest in the post-transaction company, as evidenced by governance rights, transfer restrictions, or other terms and conditions (other than registration rights) not generally applicable to the holders of securities of the post-transaction company, (c) an existing or intended material or strategic commercial relationship with the post-transaction company, or (d) the role of such investor (or any affiliate thereof) in the origination of such Business Combination.

1.1.2. “Forward Purchase Agreement” means any agreement entered into by the Company and any other party thereto, whether prior to or upon or following the date hereof, but in any case prior to the disclosure to such party of any proposed initial Business Combination of the Company, that grants to such party the right or option, whether conditional or unconditional, to subscribe for and purchase equity securities of the Company pursuant to a PIPE Transaction.

1.2. Terms of the Forward Purchase Securities.

1.2.1. As used herein, “Forward Purchase Securities” means forward purchase units (each, a “Forward Purchase Unit”) at a price of $10.00 per Forward Purchase Unit, each such Forward Purchase Unit consisting of one share of Common Stock (a “Forward Purchase Share”) and one-sixth of one redeemable Warrant (each such whole Warrant, a “Forward Purchase Warrant”); provided, that such number of Forward Purchase Shares and Forward Purchase Warrants shall be subject to adjustment in accordance with any conversion or exchange ratio applicable to the Company’s Public Shares and Public Warrants in connection with the Company’s initial Business Combination.

1.2.2. Except as provided in Section 3 below, following the Closing, (a) each Forward Purchase Share shall have the same terms as a Public Share, (b) each Forward Purchase Warrant shall have the same terms as a Public Warrant; and (c) each Forward Purchase Unit shall have the same terms as a Public Unit except that a Forward Purchase Unit shall include only one-sixth of a Warrant. For the avoidance of doubt, neither the Forward Purchase Shares nor any other Forward Purchase Securities constitute “IPO Shares” as defined in the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) and, as such, do not have any rights of redemption, rights to conversion into cash, or rights to any liquidating distributions from any funds held in the trust account established by the Company for the benefit of the Company’s public stockholders upon the IPO Closing (the “Trust Account”).

1.3. Offer to Sell.

1.3.1. If the Company desires to issue and sell equity securities pursuant to a PIPE Transaction, then no later than fifteen (15) days prior to entering into any definitive agreement binding the Company to effect (subject to any conditions and qualifications set forth in such agreement) its initial Business Combination (a “Business Combination Agreement”), the Company shall give written notice to Counterparty (an “FPA Offering Notice”), which shall state the Company’s bona fide intention to enter into a Business Combination Agreement, and specify all relevant details of the proposed sale and purchase of Forward Purchase Securities pursuant hereto, including (a) the Counterparty FPA Offering Amount, (b) any modifications to the price, terms and/or conditions of such sale and purchase specified herein, to the extent required by Section 1.3.2, and (c) any terms and conditions of such sale and purchase that are not specified herein, and the proposed form of any Subscription Agreement (as defined below) that may be required by the Company to be executed by a Purchaser as a condition to such sale and purchase, in each case to the extent permitted by Section 1.3.3.

1.3.2. Except as otherwise provided in Section 4.1, but notwithstanding any other provision of this Agreement, in the event that the purchase price or other terms and conditions of purchase granted by the Company with respect to the purchase of equity securities of the Company pursuant to a PIPE Transaction are more favorable to any purchaser in any material respect than the price or other terms or conditions set forth herein, the price and/or terms and conditions hereunder shall be modified, or deemed modified, to match such other more favorable price, terms and/or conditions.

1.3.3. The Company shall have the right to specify terms of and conditions to the purchase of Forward Purchase Securities hereunder that are not specified herein, to the extent and only to the extent that such terms and conditions (a) apply equally to all purchases of equity securities of the Company pursuant to a PIPE Transaction, and (b) are not inconsistent with the terms and conditions specified herein. In addition, as a condition to the sale and purchase of Forward Purchase Securities hereunder, the Company shall have the right to require that each Purchaser execute and deliver to the Company a subscription agreement in form and substance identical to that executed and delivered by any other persons concurrently subscribing for equity securities in the Company on a private placement basis, subject to such changes as may be required thereto so as to reflect, and not be inconsistent with, the terms and conditions of this Agreement (a “Subscription Agreement”).

1.4. Confirmation by Counterparty.

1.4.1. Following delivery of an FPA Offering Notice, the Company will provide Counterparty with applicable materials and information to evaluate whether to elect to purchase Forward Purchase Securities, including the material terms of the proposed Business Combination and any other information reasonably requested by Counterparty with respect to the proposed Business Combination. All such materials and information will be subject to the terms of a non-disclosure agreement to be entered between the Company and Counterparty in accordance with applicable law (including Regulation FD under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the Company’s contractual obligations; provided, that the Company shall have the right to refuse to provide any such materials or information if, in the opinion of the Company, acting reasonably and in good faith having received the advice of counsel, the provision of such materials or information could violate applicable laws or regulations or result in any waiver of legal privilege of the Company; and provided, further, that if the target entity’s equity or debt securities are traded on a securities exchange or over-the-counter market, prior to providing such materials and information, the Company will first provide only the name of the potential target to a legal or compliance person designated by Counterparty in writing as authorized to receive such information so that the recipient can determine if it has an internal restriction on the receipt of such materials or information.

1.4.2. The right and obligation of Counterparty or any of its designated affiliates to purchase the Forward Purchase Securities at the Closing is subject to, among other conditions specified below, Counterparty delivering to the Company on behalf of each such Purchaser, no later than fifteen (15) days after receipt of an FPA Offering Notice from the Company (or such later date as the Company may specify or agree, including by later acceptance):

(a) written notice (a “Confirmation”) setting forth (i) the identity of each Purchaser, (ii) the aggregate dollar amount (up to the Counterparty FPA Offering Amount) of Forward Purchase Securities that the Purchasers shall purchase at the Closing (such specified amount, the “Purchase Price”), and (iii) the amount of the Purchase Price allocated to, and to be paid directly by, each Purchaser; and

(b) for each such Purchaser other than Counterparty, a joinder to this Agreement in the form attached hereto as Exhibit A (with such changes as may be agreed to by the Company in its sole discretion), duly executed by such Purchaser (each, a “Purchaser Joinder”), in respect of the portion of the Forward Purchase Securities allocated to such Purchaser pursuant to the Confirmation (each, a “Purchaser FPA Purchase Amount”), providing for the direct sale and purchase of Forward Purchase Securities by the Company to such Purchaser, on a several (and not joint) basis;

provided, however, that delivery of any such Purchaser Joinder to the Company after the date specified above shall not invalidate such Purchaser Joinder, and such delayed delivery may be waived by the Company by any means, and shall irrevocably be deemed to have been waived by the Company upon the Company’s written acceptance of a Purchase Joinder or the issuance of any Forward Purchase Securities pursuant thereto.

1.4.3. The Company acknowledges that, notwithstanding anything to the contrary set forth herein, this Agreement is neither a commitment nor an obligation of Purchaser to purchase any Forward Purchase Securities unless and until a Confirmation is delivered in accordance with Section 1.4.2. For the avoidance of doubt, it shall be in the sole and absolute discretion of Counterparty whether to deliver a Confirmation, and the Counterparty and all of its affiliates shall be excused, without any further liability or obligation hereunder, from the purchase of any Forward Purchase Securities if for any reason, in its sole and absolute discretion, it does not deliver a Confirmation within fifteen (15) days after receipt of an FPA Offering Notice from the Company.

2. Closing and Closing Conditions.

2.1. Closing of the Sale and Purchase of Securities. The consummation and settlement of the purchase and sale of Forward Purchase Securities hereunder (the “Closing”) shall be held on the date and time specified by the Company in the FPA Offering Notice or pursuant to the terms of a Subscription Agreement, as applicable (the “Closing Date”) and shall be effective upon or immediately prior to the effective time of the Business Combination. At the Closing, the Company will issue Forward Purchase Securities to the Purchasers in the amounts set forth in the Confirmation, each registered in the name of the applicable Purchaser, against delivery of the applicable portion of the Purchase Price in cash via wire transfer to an account specified in writing by the Company no later than three (3) business days prior to the Closing (or as otherwise provided in a Subscription Agreement).

2.2. Conditions to the Company’s Closing Obligations. The obligation of the Company to issue and sell the Forward Purchase Securities at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by applicable law, may be waived by the Company:

2.2.1. FPA Offering Notice, Confirmation and Purchaser Joinders. The Company shall have delivered to Counterparty an FPA Offering Notice, and Counterparty shall have delivered to the Company, on behalf of each Purchaser, (a) the Confirmation and (b) in the case of any affiliate of Counterparty (if applicable), a separate Purchaser Joinder for each Purchaser, duly executed by such Purchaser.

2.2.2. Subscription Agreement. To the extent required by the Company, each Purchaser shall have executed and delivered to the Company a Subscription Agreement.

2.2.3. Business Combination Closing. The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Securities.

2.2.4. Representations and Warranties Correct. The representations and warranties made by such Purchaser in Section 6.1 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

2.2.5. Performance of Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by Counterparty or such Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

2.2.6. No Injunction. No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by such Purchaser of the Forward Purchase Securities.

2.2.7. Additional Conditions. All other conditions to the issuance and sale of the Forward Purchase Securities under this Agreement as may be specified by the Company in the FPA Offering Notice or pursuant to the terms of a Subscription Agreement, as applicable, shall have been satisfied.

2.3. Conditions to the Purchasers’ Closing Obligations. The obligation of any Purchaser to purchase Forward Purchase Securities at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by applicable law, may be waived by such Purchaser:

2.3.1. Confirmation and Purchaser Joinders. The Company shall have delivered to Counterparty an FPA Offering Notice, and any such Purchaser other than Counterparty shall have delivered to the Company a Purchaser Joinder duly executed by such Purchaser.

2.3.2. Board Approval of Business Combination. The Business Combination shall have been approved by a majority of the members, and a majority of the independent directors, of the board of directors of the Company.

2.3.3. Business Combination Closing. The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Securities.

2.3.4. Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Forward Purchase Securities.

2.3.5. Representations and Warranties Correct. The representations and warranties made by the Company in Section 6.2 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

2.3.6. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

2.3.7. No Injunction. No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by any Purchaser of the Forward Purchase Securities.

2.3.8. Business Combination Terms. No amendment or modification of the Business Combination Agreement shall have occurred that would materially and adversely affect the economic benefits that Counterparty would reasonably expect to receive under this Agreement without having received Counterparty’s prior written consent.

2.3.9. NYSE Listing. The Company shall have obtained approval of the New York Stock Exchange to list the Forward Purchase Shares and Forward Purchase Warrants, subject to official notice of issuance, and no suspension of the qualification thereof for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.

2.3.10. Additional Conditions. All other conditions to the purchase of the Forward Purchase Securities under this Agreement as may be specified by the Company in the FPA Offering Notice or pursuant to the terms of a Subscription Agreement, as applicable, shall have been satisfied.

3. Restrictions on Transfer; Registration Rights.

3.1. Securities Law Restrictions. The Forward Purchase Securities are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and can be offered, sold or transferred only pursuant to registration under the Securities Act or an available exemption from registration under the Securities Act. Each Purchaser hereby agrees not to offer, sell, or transfer all or any part of the Forward Purchase Securities unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to such Forward Purchase Securities proposed to be transferred shall then be effective or (b) the Company has received an opinion of counsel for the Company that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder and under all applicable state securities laws. All certificates representing Forward Purchase Securities shall have endorsed thereon a legend substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR, SUBJECT TO AN OPINION OF COUNSEL OR SUCH OTHER INFORMATION AS THE COMPANY MAY REQUIRE, AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.”

3.2. Registration Rights. The Company hereby confirms and agrees that each Purchaser and any subsequent holder of any Forward Purchase Securities sold and purchased hereunder will be entitled to registration rights with respect to such Forward Purchase Securities pursuant to the terms of any registration rights agreement benefitting any other purchasers of equity securities pursuant to the PIPE Transaction or, in the absence of the foregoing, that certain Amended and Restated Registration Rights Agreement dated as of the date hereof between the Company and certain other parties thereto (the “Registration Rights Agreement”).

3.3. No Short Sales. Each Purchaser hereby agrees that, from the date hereof until the closing of the Company’s initial Business Combination, neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company. For purposes of this Section 3.3, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and any transactions having like effect through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding anything to the contrary set forth herein, (i) nothing herein shall prohibit any entities under common management or that share an investment advisor with any Purchaser that have no knowledge of this Agreement or of any Purchaser’s participation in the transactions contemplated in this Agreement (including any Purchaser’s controlled affiliates and/or other affiliates) from entering into any Short Sales and (ii) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, this Section 3.3 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase Forward Purchase Securities pursuant to this Agreement.

4. Additional Agreements and Acknowledgements.

4.1. Other Forward Purchase Agreements. Except to the extent otherwise agreed in writing by Counterparty, the Company shall not enter into any Forward Purchase Agreement (or any agreement related thereto or any amendment of any of the foregoing) that provides any purchaser thereunder and its affiliates, taken as a whole, rights to purchase pursuant to a PIPE Transaction equity securities of the Company having terms, or for a per-security price, that are more favorable than the terms of the Forward Purchase Securities and per-security price hereunder, unless the Company offers to modify the terms of this Agreement as necessary to render the terms of the Forward Purchase Securities and per-security price hereunder materially equivalent to such other more favorable terms; provided, however, that Counterparty hereby agrees that no rights shall arise under this Section 4.1 or Section 1.3.2 hereof due to (a) rights to appoint observers to meetings of the board of directors of the Company granted to entities whose affiliates (i) are members of the sponsor of the Company and (ii) participating in forward purchase arrangements with the Company similar to this Agreement, or (b) the dollar amount of equity securities of the Company that any other purchaser may be granted priority rights to purchase under a Forward Purchase Agreement, or the grant to any purchaser of priority rights to purchase equity securities under a Forward Purchaser Agreement that any other purchaser under a Forward Purchase Agreement failed to confirm or purchase.

4.2. No Vote on Business Combination. The Purchasers acknowledge and agree that if the Company seeks stockholder approval of a proposed Business Combination, the Forward Purchase Securities shall not be issued and outstanding as of the record date for any stockholder meeting at which such vote shall be held and, as such, none of the Forward Purchase Securities shall be entitled to vote at any such meeting on the Business Combination or any other matter on which a vote is held thereat.

4.3. No Rights to Redemption or Liquidating Distributions. The Purchasers acknowledge and agree that the issuance and sale of the Forward Purchase Securities to each Purchaser, if any, is pursuant to a private placement of such securities and not pursuant to the IPO (and as such, no Forward Purchase Securities constitute “IPO Shares” as defined in the Certificate of Incorporation), and is conditioned upon the substantially concurrent closing of a Business Combination. As such, the Purchasers further acknowledge and agree that (a) neither any Purchaser nor any other holder of any Forward Purchase Securities is entitled to participate with respect to any Forward Purchase Securities in any tender offer conducted by the Company in connection with any Business Combination, (b) neither any Purchaser nor any other holder of any Forward Purchase Securities is entitled to elect to have any such Forward Purchase Securities converted into or redeemed for cash in connection with any Business Combination or any amendment of the Certificate of Incorporation, and (c) neither any Purchaser nor any other holder of any Forward Purchase Securities is entitled to participate with respect to any Forward Purchase Securities in any liquidating distributions from the Trust Account.

4.4. Waiver of Claims Against Trust. Counterparty and each Purchaser hereby acknowledges that it is aware that the Company has established the Trust Account for the benefit of the Company’s public stockholders upon the IPO Closing. Counterparty and each Purchaser hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, except for redemption and liquidation rights, if any, that Counterparty or such Purchaser may have in respect of any Public Shares that may be held by Counterparty or such Purchaser from time to time. Counterparty and each Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, that Counterparty or such Purchaser may have in respect of any Public Shares held by Counterparty or such Purchaser from time to time. In the event Counterparty or any Purchaser has any Claim against the Company under this Agreement, Counterparty or such Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account.

4.5. Disclosure. Counterparty and each Purchaser hereby acknowledges and consents to the disclosure by the Company of the existence and terms of this Agreement, including without limitation in any confidential or public filing made with the SEC, and the inclusion of a copy of this Agreement as an exhibit to any such filing. Within four (4) business days following the execution and delivery of this Agreement by the Company and Counterparty, the Company will file with the SEC a Current Report on Form 8-K, disclosing the entry into this Agreement and attaching a copy of this Agreement as an Exhibit thereto. In addition, the Company shall, within one (1) business day following the later of (a) the entry by the Company into a Business Combination Agreement, and (b) the execution and delivery of a Confirmation and one or more Purchaser Joinders hereunder, or the entry into one or more Subscription Agreements as may be required by the Company pursuant hereto, issue one or more press releases or file with the SEC a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby, the Business Combination and any other material, nonpublic information that the Company has provided to any Purchaser at any time prior to such filing.

4.6. Use of Counterparty’s Name. Subject to Section 4.5, the Company will not, without the written consent of Counterparty in each instance, use in advertising, publicity or otherwise the name of Counterparty or any of its affiliates, or any director, officer or employee of Counterparty or any of its affiliates, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by Counterparty or any of its affiliates or any information relating to the business or operations of Counterparty or any of its affiliates (including, for the avoidance of doubt, any investment vehicles, funds or accounts managed thereby). Notwithstanding the foregoing, the Company may disclose Counterparty’s name and information concerning Counterparty (a) to the extent required by law, regulation or regulatory request, including in a registration statement or (b) to the Company’s lawyers, independent accountants and to other advisors and service providers who reasonably require Counterparty’s information in connection with the provision of services to the Company, are advised of the confidential nature of such information and are obligated to keep such information confidential; provided, however, that the Company agrees to provide to Counterparty, for Counterparty’s review in advance of the submission, filing or disclosure of such document, any disclosure with respect to Counterparty or any of its affiliates in any registration statement, proxy statement or other document in connection with the transactions contemplated by this Agreement, and will not make any such submission, filing or disclosure without including any revisions reasonably requested in writing by Counterparty or to the extent Counterparty has a good faith objection to such submission, filing or disclosure.

4.7. Additional PIPE Financing. If the Company undertakes a PIPE Transaction in connection with its initial Business Combination in an aggregate dollar amount in excess of $75,000,000 (such excess amount, an “Additional PIPE Financing”), the Company shall communicate with Counterparty regarding such opportunity and, to the extent requested in writing by Counterparty, shall use its commercially reasonable efforts to obtain, for Counterparty (and any affiliates as may be designated by Counterparty), a priority right to participate in such Additional PIPE Financing in an amount equal to the lesser of (a) an amount equal to 200% of the Counterparty FPA Offering Amount, reduced in the same proportion, if any, by which the aggregate dollar amount of such Additional PIPE Financing is less than $150,000,000, or (b) the amount specified in writing by Counterparty. The terms of any such Additional PIPE Financing, including the securities to be issued pursuant thereto, and any participation by Counterparty or any of its affiliates therein, shall be governed solely by the subscription or other agreements executed by Counterparty (and any of its affiliates) and the Company in connection with such Additional PIPE Financing and not by the terms of this Agreement.

4.8. Alternative PIPE Financing. If an entity other than the Company is to be the surviving public issuer of securities pursuant to the Company’s initial Business Combination and undertakes a PIPE Transaction in connection with such Business Combination (an “Alternative PIPE Financing”), the Company shall cause such issuer to give effect to the rights of Counterparty hereunder in relation to such Alternative PIPE Transaction (and any Additional PIPE Financing in relation thereto) as if the Company were the issuer of securities pursuant to such Alternative PIPE Transaction, subject to such equitable changes to the terms hereof as may be necessary to give effect to the substitution of such issuer for the Company hereunder.

5. Termination.

5.1. This Agreement may be terminated at any time prior to the Closing (a) by mutual written consent of the Company and Counterparty, or (b) by the Company, by written notice to Counterparty, if Counterparty does not deliver to the Company a Confirmation and one or more Purchaser Joinders within the time specified hereby following delivery of an FPA Offering Notice by the Company to Counterparty. In addition, this Agreement shall terminate automatically without further action by any party if, prior to the Closing:

5.1.1. A Business Combination is consummated by the Company without the issuance and sale by the Company of equity securities through a PIPE Transaction in connection with such Business Combination;

5.1.2. The Company does not consummate a Business Combination on or prior to the date that is 24 months following the IPO Closing, or the Company or Counterparty is otherwise liquidated or dissolved;

5.1.3. Counterparty or the Company becomes subject to any voluntary or involuntary petition under the United States federal bankruptcy laws or any state insolvency law, in each case which is not withdrawn within sixty (60) days after being filed, or a receiver, fiscal agent or similar officer is appointed by a court for business or property of such party, in each case which is not removed, withdrawn or terminated within sixty (60) days after such appointment.

5.2. In the event of any termination of this Agreement pursuant to this Section 5, any amount of the Purchase Price paid by any Purchaser prior to such termination shall be promptly returned to such Purchaser (without interest), and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any party and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 5 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party prior to such termination of any of its representations, warranties, covenants or agreements contained in this Agreement.

6. Representations and Warranties.

6.1. Representations and Warranties of each Purchaser. Except for the specific representations and warranties contained in this Section 6.1 and in any Purchaser Joinder and Subscription Agreement, if any, as may be delivered pursuant hereto, neither Counterparty nor any Purchaser, nor any affiliate of any of the foregoing, nor any person acting on behalf of any of the foregoing (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to Counterparty, any Purchaser or this offering, and the Purchaser Parties disclaim any such representation or warranty. Counterparty and each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

6.1.1. Organization and Authority. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. All entity action necessary for the authorization, execution, delivery, and performance of this Agreement by Counterparty or such Purchaser, as applicable, and the consummation thereby of the transactions contemplated hereby has been taken. This Agreement constitutes the valid and legally binding obligation of Counterparty or such Purchaser, as applicable, enforceable against Counterparty or such Purchaser, as applicable, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.1.2. No Conflicts or Consents. The execution and delivery of this Agreement (including by execution and delivery of any Purchaser Joinder) by Counterparty or such Purchaser, as applicable, and the performance of this Agreement and the consummation by Counterparty or such Purchaser, as applicable, of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the organizational documents of Counterparty or such Purchaser, as applicable, (b) any agreement, indenture or instrument to which Counterparty or such Purchaser, as applicable is a party, (c) any law, statute, rule or regulation to which Counterparty or such Purchaser, as applicable, is subject, or (d) any agreement, order, judgment or decree to which Counterparty or such Purchaser, as applicable, is subject. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Counterparty or such Purchaser, as applicable, in connection with the transactions contemplated by this Agreement.

6.1.3. No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting Counterparty or such Purchaser, as applicable, which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any of such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

6.1.4. Adequacy of Funds. At the time of the Closing, such Purchaser will have available to it sufficient funds to satisfy its obligations under this Agreement.

6.1.5. No Brokers. No broker, finder or similar intermediary has acted for or on behalf of Counterparty or such Purchaser, as applicable, or any of its respective affiliates in connection with this Agreement or the transactions contemplated hereby or is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

6.1.6. Experience, Financial Capability and Suitability. Such Purchaser is: (a) sophisticated in financial and tax matters and is able to evaluate the risks and benefits of the investment in the Forward Purchase Securities and (b) able to bear the economic and tax risk of its investment in the Forward Purchase Securities for an indefinite period of time because the Forward Purchase Securities have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic and tax risk of this investment until the Forward Purchase Securities are sold pursuant to an effective registration statement under the Securities Act or an exemption from such registration available with respect to such sale. Such Purchaser is able to bear the economic and tax risks of an investment in the Forward Purchase Securities and to afford a complete loss of such Purchaser’s investment in the Forward Purchase Securities.

6.1.7. Access to Information; Independent Investigation. Prior to its execution of this Agreement (including by execution of a Purchaser Joinder) such Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, such Purchaser has relied solely on such Purchaser’s own knowledge and understanding of the Company and its business based upon such Purchaser’s own due diligence investigation and the information furnished pursuant to this paragraph.

6.1.8. Accredited Investor. Counterparty or such Purchaser, as applicable, is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption applicable to “accredited investors” or similar exemptions under federal and state law.

6.1.9. Investment Purposes. Such Purchaser is purchasing the Forward Purchase Securities solely for investment purposes and not with a view towards the further distribution or dissemination thereof. Counterparty or such Purchaser, as applicable, did not decide to enter into this Agreement (including by execution of a Purchaser Joinder) as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

6.1.10. Certain Acknowledgments. Such Purchaser understands that (a) no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Forward Purchase Securities; (b) no public market now exists for the Forward Purchase Securities, and the Company has made no assurances that a public market will ever exist for the Forward Purchase Securities; and (c) its agreement to purchase the Forward Purchase Securities involves a high degree of risk which could cause such Purchaser to lose all or part of its investment.

6.1.11. Restrictions on Transfer; Shell Company. Such Purchaser understands that (A) the Forward Purchase Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act, (B) the Forward Purchase Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and any certificates representing the Forward Purchase Securities will contain a legend in respect of such restrictions, (C) the Forward Purchase Securities can be offered, sold or transferred only pursuant to registration under the Securities Act or an available exemption from such registration, and as a condition precedent to any such transfer, such Purchaser may be required to deliver to the Company an opinion of counsel satisfactory to the Company, and (D) because the Company is a shell company, Rule 144 may not be available to such Purchaser for the resale of the Forward Purchase Securities until one (1) year following the filing of a Form 8-K announcing the consummation of the Business Combination.

6.1.12. Residence. The principal place of business of Counterparty or such Purchaser, as applicable, is the office or offices located at the address thereof set forth on the signature page to this Agreement (in the case of Counterparty) or the signature page to the Purchaser Joinder executed by such Purchaser.

6.1.13. Affiliation of Certain FINRA Members. Counterparty or such Purchaser, as applicable, is not a person associated nor affiliated with any underwriter of the IPO or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that participated in the IPO.

6.1.14. Non-Reliance. Except for the specific representations and warranties expressly made by the Company in Section 6.2 of this Agreement and in any Purchaser Joinder or Subscription Agreement, if any, as may be delivered pursuant hereto, Counterparty or such Purchaser, as applicable, has not relied and is not relying upon any other representations or warranties that may have been made by any of the Company Parties (defined below) in connection with the transactions contemplated by this Agreement.

6.2. Representations and Warranties of the Company. Except for the specific representations and warranties contained in this Section 6.2 and in any Purchaser Joinder and Subscription Agreement, if any, as may be delivered pursuant hereto, none of the Company, any person on behalf of the Company or any of the Company’s other affiliates (collectively, the “Company Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. The Company hereby represents and warrants to Counterparty and each Purchaser as follows:

6.2.1. Organization and Authority. The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. All entity action on the part of the Company necessary for the authorization, execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby has been taken. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.2.2. No Conflicts, Consents or Filings. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the organizational documents of the Company, (b) any agreement, indenture or instrument to which the Company is a party, (c) any law, statute, rule or regulation to which the Company is subject, or (d) any agreement, order, judgment or decree to which the Company is subject. Assuming the accuracy of the representations and warranties made by Counterparty and the Purchasers in this Agreement, no governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of the Company in connection with the transactions contemplated by this Agreement, other than FINRA and New York Stock Exchange consents and approvals as may be required, and filings pursuant to Regulation D of the Securities Act, and applicable state laws, if any, and pursuant to the Registration Rights Agreement.

6.2.3. No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

6.2.4. Valid Issuance of and Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Forward Purchase Securities and the securities issuable upon exercise of the Forward Purchase Warrants, when issued in accordance with the terms of the Forward Purchase Warrants and this Agreement, will be duly and validly issued, fully paid and non-assessable, as applicable. Upon issuance in accordance with, and payment by or on behalf of a Purchaser pursuant to, the terms hereof, such Purchaser will have or receive good title to such Forward Purchase Securities, free and clear of all liens, claims, preemptive or similar rights, taxes and charges with respect to the issue thereof, and restrictions on transfer encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of such Purchaser. Assuming the accuracy of the representations of each Purchaser in this Agreement and subject to the filings described in Section 6.2.2 above, the Forward Purchase Securities will be issued to such Purchaser in compliance with all applicable federal and state securities laws.

6.2.5. No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D of the Securities Act was used by the Company or any of its representatives in connection with the offer and sale of the Forward Purchase Securities.

6.2.6. No Disqualifying Event. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

6.2.7. SEC Reports. Except as subsequently reflected in an amendment or restatement as necessary to give effect to any change in law or accounting standards, or to give effect to any subsequent interpretation of any of the foregoing, as of their respective dates (a) all reports (the “SEC Reports”) required to be filed by the Company with the SEC since its Registration Statement on Form S-1 with respect to its Public Units and until the date hereof under Sections 13 or 15(d) of the Exchange Act, complied in all material respects with the requirements of the Exchange Act and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (b) the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

6.2.8. No Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Company or any of its respective affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

6.2.9. Non-Reliance. Except for the specific representations and warranties expressly made by Counterparty or any Purchaser (severally, and not jointly) in Section 6.1 and in any Purchaser Joinder or Subscription Agreement, if any, as may be delivered pursuant hereto, the Company has not relied and is not relying upon any other representations or warranties that may have been made by any of the Purchaser Parties in connection with the transactions contemplated by this Agreement.

7. General.

7.1. Further Assurances. Each party agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

7.2. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications to Counterparty shall be sent to Counterparty at the address set forth on the signature page to this Agreement or to such other address as Counterparty my specify by written notice to the Company; all communications to any Purchaser other than Counterparty shall be sent to such Purchaser at the address set forth on the signature page to such Purchaser’s Purchaser Joinder or to such other address as such Purchaser my specify by written notice to the Company; and all communications to the Company shall be sent to the following address or to such other address as the Company my specify by written notice to Counterparty and each Purchaser:

Northern Genesis Acquisition Corp. II

4801 Main Street, Suite 1000

Kansas City, MO 64112

Attn: Chief Financial Officer

Email: ken.manget@northerngenesis.com

with a copy to the Company’s counsel at:

Husch Blackwell LLP

4801 Main Street, Suite 1000

Kansas City, Missouri 64112

Attn: James G. Goettsch

E-mail: jim.goettsch@huschblackwell.com

7.3. Entire Agreement. This Agreement, together with the Registration Rights Agreement and any other agreements that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

7.4. Amendments; Waivers. The terms and provisions of this Agreement may be modified or amended only by written agreement executed (a) prior to the delivery of a Confirmation, by the Company and Counterparty; and (b) following the delivery of a Confirmation, by the Company, Counterparty and each Purchaser. The terms and provisions of this Agreement may be waived only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, and any such waiver shall be effective only in the specific instance and for the purpose for which it was given and shall not constitute a continuing waiver.

7.5. Assignment. The rights and obligations under this Agreement may not be assigned by any of the parties hereto without the prior written consent of the other party, except as expressly provided herein.

7.6. No Third-Party Beneficiaries. Except for the express rights of any affiliate of Counterparty to elect to become a party hereto by execution and delivery of a Purchaser Joinder, nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

7.7. Governing Law; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof. Each party hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, irrevocably submits to such jurisdiction, and waives any objection that such courts represent an inconvenient forum.

7.8. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

7.9. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between any parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.10. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of any of the parties.

7.11. Several Undertakings. Nothing contained herein, in any other Forward Purchase Agreement or Subscription Agreement, or in the Business Combination Agreement, and no action taken by Counterparty, any Purchaser, any other investor or the Company pursuant hereto or thereto, shall be deemed to constitute any of Counterparty, any other Purchaser, the other investors, or the Company as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Counterparty, any Purchaser, the other investors or the Company are in any way acting in concert or as a group (including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act)) with respect to such obligations or the transactions contemplated by this Agreement, any other Forward Purchase Agreement or Subscription Agreement, or the Business Combination Agreement.

7.12. Expenses. Each of the Company and Counterparty (and any Purchaser) will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement, any Subscription Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants, except that the Company will reimburse legal fees reasonably incurred by Counterparty, the Purchasers or any of their respective affiliates in connection herewith and the transactions contemplated hereby in an aggregate amount (including Counterparty, each Purchaser, and all of their respective affiliates, collectively and not severally) up to $50,000 promptly following the Closing of the purchase of Forward Purchase Securities under the terms hereof by one or more of such parties and receipt by the Company of an invoice therefor. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Forward Purchase Securities and the securities issuable upon conversion or exercise of the Forward Purchase Warrants.

7.13. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.14. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first set forth above.

COUNTERPARTY:	[NAME OF COUNTERPARTY]

By:
Name:
Title:

Address for Notices:

COMPANY:	NORTHERN GENESIS ACQUISITION CORP. II

By:
		Name:	Ian Robertson
		Title:	Chief Executive Officer

[Signature Page to NG-II Forward Purchase Agreement]

EXHIBIT A

FORM OF PURCHASER JOINDER

THIS PURCHASER JOINDER AGREEMENT (this “Joinder”) is executed and delivered this ____ day of , 202[1] by the undersigned Purchaser (as defined below) and is effective as of the date hereof.

This Joinder constitutes a “Purchaser Joinder” under and to that certain Forward Purchase Agreement dated April 21, 2021 (as amended from time to time, the “Agreement”), between Northern Genesis Acquisition Corp. II (the “Company”), [Name of Counterparty] (“Counterparty”) and each Purchaser other than Counterparty that executes and delivers a Purchaser Joinder thereto. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

WHEREAS, the Company has delivered to Counterparty an FPA Offering Notice, stating the Company’s bona fide intention to enter into a Business Combination Agreement and setting forth details of the proposed issuance and sale of Forward Purchase Securities to the Purchaser(s) under the Agreement;

WHEREAS, by execution of this Joinder, the undersigned Purchaser desires to confirm its election to purchase Forward Purchase Securities pursuant to the terms and conditions of the Agreement, including the price per Forward Purchase Unit specified in the Agreement, in the aggregate dollar amount specified herein, and to become a party to and be bound by the Agreement with respect thereto.

NOW, THEREFORE, in consideration of the grant of the right to purchase Forward Purchase Securities pursuant to the Agreement, and as a condition to the exercise of such right, and in further consideration of the mutual covenants contained in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Purchaser hereby agrees as follows, expressly for the benefit of each of the Company:

1. Purchaser FPA Purchase Amount. The undersigned Purchaser hereby acknowledges and agrees that the undersigned’s Purchaser FPA Purchase Amount, as used in the Agreement and herein, is an amount is equal to $[●].

2. Agreement to be Bound. The undersigned Purchaser hereby acknowledges and agrees that it has received and reviewed a complete copy of the Agreement and that, upon execution of this Joinder, it will become a party to the Agreement and will be fully bound by, and subject to, all terms and conditions of the Agreement attributable to a “Purchaser” thereunder as though an original party to the Agreement, severally and not jointly with any other Purchaser thereunder; provided, that the purchase price to be paid by the undersigned Purchaser pursuant thereto for Forward Purchase Securities shall be the undersigned’s Purchaser FPA Purchase Amount, and all rights and obligations of the undersigned Purchaser with respect to Forward Purchase Securities shall be limited to the dollar amount thereof that may be purchased under the terms of the Agreement for the undersigned’s Purchaser FPA Purchase Amount.

Exhibit A - 1

3. Representations and Warranties. The undersigned Purchaser hereby confirms, represents and warrants that all representations and warranties made in respect of a “Purchaser” under the Forward Purchase Agreement are true and correct with respect to (and solely with respect to) the undersigned Purchaser (with execution of this Joinder by the undersigned Purchaser, and delivery of this Joinder by or on behalf of the undersigned Purchaser to the Company (including delivery hereof by Counterparty), constituting execution and delivery of the Agreement by the undersigned Purchaser).

4. Authority. The undersigned Purchaser hereby authorizes Counterparty to deliver to the Company the Confirmation and this Joinder on behalf of the undersigned Purchaser.

5. Notices. All communications sent to the undersigned Purchaser under or pursuant to the Agreement and this Joinder shall be sent to such Purchaser at the address set forth on the signature page to this Agreement or to such other address as such Purchaser my specify by written notice to the Company.

6. General Provisions. Subject to Section 5 above with respect to the address for notices to the undersigned Purchaser, Article 7 of the Agreement is hereby incorporated by reference and shall apply to this Joinder, mutatis mutandis.

[Signature page follows.]

Exhibit A - 2

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date first written above, intending to be legally bound hereunder and by the Agreement to the extent provided herein.

PURCHASER:
Name of Purchaser

By:

Name:

Title:
(if signing on behalf of entity)

Initial Address for Notices:

ACKNOWLEDGED AND CONFIRMED:

NORTHERN GENESIS ACQUISITION CORP. II

By:
Ian Robertson, Chief Executive Officer

Exhibit A - 3